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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-96553) pertaining to the 401(k) Plan of EarthLink, Inc. of our report dated June 11, 2004, with respect to the financial statements and schedule of the EarthLink, Inc. 401(k) Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2003.

                      /s/ Ernst & Young

Atlanta, Georgia
June 25, 2004

11

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm